Hatteras Core Alternatives Fund, L.P.
Hatteras Core Alternatives TEI Fund, L.P.
(the “Funds”)

February 27, 2017

Supplement to the Prospectus and Statement of Additional Information (“SAI”)
dated July 29, 2016, as supplemented

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

On February 27, 2017, the Board of Directors of Hatteras Master Fund, L.P. (the “Master Fund”) approved the termination of the investment sub-advisory agreement among Morgan Creek Capital Management, LLC (“MCCM”), the Master Fund’s investment manager Hatteras Funds, LP (“Hatteras”) and the Master Fund (the “Current Sub-Advisory Agreement”), effective April 28, 2017, and has approved the appointment of Portfolio Advisors, LLC (“Portfolio Advisors”) to sub-advise a portion of the Master Fund, effective April 28, 2017.  The Funds invest substantially all of their respective assets in the Master Fund, which has the same investment objective as each Fund.  On February 27, 2017, the Board of Directors of the Master Fund (the “Master Fund Board”) approved both a new sub-advisory agreement (the “Sub-Advisory Agreement”) and an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) among the Master Fund, Hatteras and Portfolio Advisors.

The Master Fund Board is seeking the vote of its partners (including the Funds) regarding approval of the Sub-Advisory Agreement (the “Master Fund Proposal”) at a special meeting of partners of the Master Fund.  As partners of the Master Fund, each Fund will vote its respective Master Fund interests on whether or not to approve the Master Fund Proposal pursuant to voting instructions received from its respective partners.  A special meeting of partners of the Funds will be forthcoming for the purposes of soliciting voting instructions regarding the Master Fund Proposal.

The Sub-Advisory Agreement differs from the Current Sub-Advisory Agreement in certain material respects, including the allocation of investment services between Hatteras and Portfolio Advisors and the fee structure of the Sub-Advisory Agreement. Under the Sub-Advisory Agreement, Hatteras and Portfolio Advisors will each manage a portion of the Master Fund’s portfolio.   Hatteras will manage the hedge fund strategy and Portfolio Advisors will manage the private assets strategy of the Master Fund.

The Interim Sub-Advisory Agreement will become effective upon the termination of MCCM and will continue in effect for a period of up to 150 days or until the Master Fund Proposal is approved by the partners of the Master Fund.  The terms of the Interim Sub-Advisory Agreement are substantially similar to the terms of the Sub-Advisory Agreement, except that under the Interim Sub-Advisory Agreement the compensation payable to Portfolio Advisors will not exceed the compensation that would have been payable to MCCM under the Current Sub-Advisory Agreement, pursuant to Rule 15a-4 under the Investment Company Act of 1940, as amended.

More information relating to the Master Fund Proposal, including the terms of the Sub-Advisory Agreement and Interim Sub-Advisory Agreement will be available in proxy statements to be forthcoming.